                                                                   EXHIBIT 23(b)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-4 of Peoples Heritage Financial Group, Inc. of (i) our report, dated January 14, 1998, incorporated by reference in the December 31, 1997 Annual Report on Form 10-K of Peoples Heritage Financial Group, Inc. and (ii) our report, dated July 3, 1998, incorporated by reference in the Current Report on Form 8-K of Peoples Heritage Financial Group, Inc. filed on July 23, 1998, and to the reference to our firm under the heading "Experts" in the Prospectus contained in such Registration Statement.



                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 12, 1998





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-4 of Peoples Heritage Financial Group, Inc. of our report, dated
January 22, 1996, relating to the consolidated statement of operations of The Safety Fund Corporation for the year ended December 31, 1995, which report appears in the December 31, 1995 Annual Report on Form 10-KSB of The Safety Fund Corporation and in the December 31, 1997 Annual Report on Form 10-K of CFX Corporation and is incorporated by reference in the Current Report on Form 8-K of Peoples Heritage Financial Group, Inc. filed on April 22, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus contained in such Registration Statement.


                                                       /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
August 12, 1998

                                                                   EXHIBIT 23(b)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-4 of Peoples Heritage Financial Group, Inc. of our report, dated
January 22, 1997, relating to the consolidated balance sheet of Community Bankshares, Inc. and subsidiaries as of December 31, 1996, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the year ended December 31, 1996, the six months ended December 31, 1995 and the year ended June 30, 1995, which report appears in the December 31, 1996 Annual Report on Form 10-K of Community Bankshares, Inc. and in the December 31, 1997 Annual Report on Form 10-K of CFX Corporation and is incorporated by reference in the Current Report on Form 8-K of Peoples Heritage Financial Group, Inc. filed on April 22, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus contained in such Registration Statement.



                                                     /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 12, 1998